                                                                  EXHIBIT 99.1
FOR IMMEDIATE RELEASE

CONTACT:
MICHAEL O. ALDRIDGE                                              [LOGO]
V. P. - CORPORATE COMMUNICATIONS
8440 JEFFERSON HIGHWAY, SUITE 420
BATON ROUGE, LA  70809
(504) 927-1450
------------------------------------------------------------------------------

               OCEAN ENERGY ANNOUNCES 60% INCREASE IN PRODUCTION,
          45% INCREASE IN RESERVES AND 1997 YEAR END FINANCIAL RESULTS

February 19, 1998

Baton Rouge, LA - Ocean Energy, Inc. ("OEI") today announced earnings of $37.4 million, or $1.86 per share, before an extraordinary item, for the year ended December 31, 1997, a 79% increase over 1996 earnings of $21.0 million, or $1.13 per share. Discretionary cash flow for 1997 increased 62% to $182.4 million, or $9.07 per share, as compared to the prior year's discretionary cash flow of $112.5 million, or $6.05 per share. Including the effect of the extraordinary item, the Company reported earnings for the year ended December 31, 1997 of $18.1 million or $0.90 per share. Average net daily production increased 60% in 1997 to 45,016 barrels of oil equivalent ("BOE"), as compared to 28,058 BOE in the prior year.

James C. Flores, Chairman, President and CEO, stated, "This proved to be another outstanding year for Ocean Energy as we reached record levels of production, reserves and cash flow. Our historical drilling success and production momentum positions us to achieve our 1998 targeted production growth while allowing us to focus on further increasing reserves and asset value through greater exploration spending. We look forward to continued production growth and expanded high potential exploration opportunities after our proposed merger with United Meridian."

OEI's success in 1997 was also evidenced by a 55% increase in oil and gas revenues to $292.2 million as compared to $188.5 million in the prior year. EBITDA (earnings before interest, taxes, depreciation, and amortization) for the year ended December 31, 1997 increased by 61% to $208.3 million from $129.1 million in 1996. Lifting costs (including production taxes) per BOE decreased to $4.13 in 1997 from $4.59 in the prior year.

The Company's estimated proved reserves as of December 31, 1997 were 108.4 million barrels of oil equivalent ("MMBOE") (63% oil, 37% gas), a 45% increase over 1996 estimated proved reserves of 75.0 MMBOE. Total additions to estimated proved reserves for the year represent 295% of 1997 production.

CERTAIN STATEMENTS IN THIS NEWS RELEASE REGARDING FUTURE EXPECTATIONS, PLANS FOR ACQUISITIONS, DISPOSITIONS, AND OIL AND GAS EXPLORATION, DEVELOPMENT, PRODUCTION AND PRICING MAY BE REGARDED AS "FORWARD LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES LITIGATION REFORM ACT. THEY ARE SUBJECT TO VARIOUS RISKS, SUCH AS OPERATING HAZARDS, DRILLING RISKS, AND THE INHERENT UNCERTAINTIES IN INTERPRETING ENGINEERING DATA RELATING TO UNDERGROUND ACCUMULATIONS OF OIL AND GAS, AS WELL AS OTHER RISKS DISCUSSED IN DETAIL IN THE COMPANY'S SEC FILINGS, INCLUDING THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996. ACTUAL RESULTS MAY VARY MATERIALLY.

OCEAN ENERGY, INC. IS AN INDEPENDENT ENERGY COMPANY ENGAGED IN THE EXPLORATION, DEVELOPMENT, PRODUCTION, AND ACQUISITION OF CRUDE OIL AND NATURAL GAS. OEI'S COMMON STOCK IS TRADED ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL "OEI."

FOR FURTHER INFORMATION, PLEASE CONTACT INVESTOR RELATIONS AT (504) 928-6222 OR MAIL REQUESTS TO INVESTOR RELATIONS, 8440 JEFFERSON HIGHWAY, SUITE 420, BATON ROUGE, LA 70809.

ADDITIONAL INFORMATION ON OCEAN ENERGY, INC. IS AVAILABLE ON THE INTERNET AT WWW.OCEANENERGY.COM.

-------------------------------------------------------------------------------
CONDENSED STATEMENTS OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------



                                                                   (Unaudited)
                                                                Three Months Ended                       Year Ended
                                                                    December 31,                         December 31,
                                                           --------------------------------  ----------------------------------

                                                               1997               1996              1997              1996
                                                           -------------     --------------  ----------------   ---------------
Operating revenues                                            $   87,784         $   71,780        $  292,180        $  188,451

Operating expenses:
      Lease operating expenses                                    16,348             11,261            56,825            36,192
      Severance taxes                                              3,016              2,195            11,077            10,906
      Depreciation, depletion, and amortization                   37,697             26,175           121,623            74,652
      General and administrative expense                           5,816              6,207            19,137            16,154
                                                           -------------     --------------     -------------    --------------
            Total operating expenses                              62,877             45,838           208,662           137,904

Operating income                                                  24,907             25,942            83,518            50,547

Other expense (income):
      Interest expense                                             6,149              5,925            27,385            17,954

      Other (income)                                                (398)             (221)            (1,506)            (395)
                                                           -------------     --------------     -------------    --------------
             Total other expenses                                  5,751              5,704            25,879            17,559

Net income before income taxes & extraordinary item               19,156             20,238            57,639            32,988
Income tax expense                                                 6,458              6,986            20,189            12,037
                                                           -------------     --------------     -------------    --------------
Net income before extraordinary item                              12,698             13,252            37,450            20,951
Extraordinary charge (net of tax)                                      -                  -            19,301                 -
                                                           -------------     --------------     -------------    --------------
Net income                                                    $   12,698        $    13,252      $     18,149       $    20,951
                                                           =============     ==============     =============    ==============


Earnings per share before extraordinary item - basic        $       0.59       $       0.68     $        1.86      $       1.13

Earnings per share after extraordinary item - basic                 0.59               0.68              0.90              1.13


Earnings per share before extraordinary item - diluted      $       0.57       $       0.65     $        1.79      $       1.09

Earnings per share after extraordinary item - diluted               0.57               0.65              0.87              1.09

Common shares outstanding - basic                                 21,400             19,586            20,106            18,601
Common shares outstanding - diluted                               22,303             20,391            20,934            19,251




-------------------------------------------------------------------------------
CONDENSED BALANCE SHEETS (In thousands)
-------------------------------------------------------------------------------


                                                                          Year Ended
                                                                         December 31,
                                                         -------------------------------------------
                                                                1997                    1996
                                                         -------------------    --------------------
Assets
      Current assets                                        $         50,658        $         83,859
      Property and equipment, net                                    729,438                 359,985
      Other assets                                                    42,842                  16,866
                                                                                --------------------
                                                            $        822,938         $       460,710
                                                         ===================    ====================

Liabilities and Stockholders' Equity
      Current liabilities                                   $        114,167         $        64,917
      Long-term debt                                                 389,652                 284,142
      Deferred taxes and other non-current liabilities                13,847                   6,498
      Stockholders' equity                                           305,272                 105,153
                                                         -------------------    --------------------
                                                            $        822,938          $      460,710
                                                         ===================    ====================

-------------------------------------------------------------------------------
OTHER FINANCIAL DATA (In thousands, except per share data)
-------------------------------------------------------------------------------



                                                       Three Months Ended                   Year Ended
                                                           December 31,                     December 31,
                                                 --------------------------------  ------------------------------
                                                      1997             1996               1997             1996
                                                 --------------    -------------   -------------    -------------
Discretionary cash flow                             $    57,771       $   47,114      $  182,420       $  112,545

Discretionary cash flow per share - basic                  2.70             2.41            9.07             6.05

Discretionary cash flow per share - diluted                2.59             2.31            8.71             5.85

EBITDA                                              $    63,528       $   52,710      $  208,322       $  129,100


-------------------------------------------------------------------------------
PRODUCTION AND PRICING DATA (In thousands, except pricing data)
-------------------------------------------------------------------------------


                                           Three Months Ended                     Year Ended
                                               December 31,                       December 31,
                                     -------------------------------    --------------------------------
                                          1997             1996               1997             1996
                                     --------------    -------------    ---------------    -------------
Oil production (Bbls)                         3,006            2,232              9,945            7,149

Average price per Bbl (*)               $     18.21      $     22.44        $     19.08       $    19.70

Gas production (Mcf)                         11,227            7,047             38,916           18,720

Average price per Mcf (*)               $      2.94      $      3.01        $      2.63       $     2.50

BOE production                                4,877            3,406             16,431           10,269

(*) Includes results of hedging activities.


-------------------------------------------------------------------------------
RESERVE DATA
-------------------------------------------------------------------------------


                                                Oil                   GAS
                                              (MBBLS)               (MMCF)               MBOE
                                          ---------------    ----------------    ---------------
Proved reserves as of December 31, 1996            50,776             145,358             75,002

Revisions of previous estimates                       373              12,066              2,384

Purchase of producing properties                   12,908              27,864             17,552

Extensions and discoveries                         14,669              95,635             30,609

Production (sales)                                (9,944)            (38,916)            (16,430)

Production (consumed by the Company)                    -             (4,323)              (721)
                                          ---------------    ----------------    ---------------
Proved reserves at December 31, 1997               68,782             237,684            108,396
                                          ===============    ================    ===============

-------------------------------------------------------------------------------
RESERVE DATA (IN THOUSANDS)
-------------------------------------------------------------------------------



                                                                           Year Ended
                                                                           December 31,
                                                                  ------------------------------
                                                                      1997             1996
                                                                  -------------    -------------
Estimated future net revenues                                        $  750,140       $  881,774

Pre-tax present value of future net revenues discounted at 10%       $  619,451       $  693,515





-------------------------------------------------------------------------------
1997 CAPITAL EXPENDITURES (IN THOUSANDS)
-------------------------------------------------------------------------------



                                              Year Ended
                                             December 31,
                                                 1997
                                             ------------
Acquisitions (*)                             $   117,094

Other leasehold                                   40,459

Drilling activities                              225,356

Geological and geophysical costs                  18,904

Other costs                                       66,561
                                             ------------
Total costs                                  $   468,374
                                             ============

(*) Includes $49.6 million of unevaluated costs.